                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 8, 2006


                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             OHIO                          1-2299                34-0117420
             ----                          ------                ----------
(State or Other Jurisdiction of       (Commission File        (I.R.S. Employer
Incorporation or Organization)             Number)           Identification No.)


                    One Applied Plaza, Cleveland, Ohio 44115
              ----------------------------------------------------
              (Address of Principal Executive Officers) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (216) 426-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

         David L. Pugh, Chairman and CEO of Applied Industrial Technologies, Inc. ("Applied"), entered into a Rule 10b5-1 Sales Plan with Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated May 8, 2006, pursuant to Securities and Exchange Commission Rule 10b5-1. This rule permits individuals who are not then in possession of material nonpublic information to establish prearranged plans to buy or sell stock in the future, regardless of subsequent material nonpublic information.

         Under the plan, Mr. Pugh intends to sell up to 120,000 shares of Applied common stock from time to time between May 16 and September 29, subject to the market price of our stock. Mr. Pugh's ownership interest is in excess of the stock ownership guidelines established by Applied's Board of Directors. The plan will facilitate the orderly sale of stock for personal financial planning purposes with the goals of minimizing market impact and avoiding concerns about the timing of the transactions.

         A copy of the plan is attached as Exhibit 99 to this Form.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.
         ---------

         Exhibit No. 99         Rule 10b5-1 Sales Plan entered into as of
                                May 8, 2006 between David L. Pugh and Merrill
                                Lynch, Pierce, Fenner & Smith Incorporated.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                                         (Registrant)


                                         By:    /s/ Fred D. Bauer
                                             -----------------------------------
                                                Fred D. Bauer
                                                Vice President-General Counsel
                                                & Secretary

Date:  May 9, 2006

                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------

    99 Rule 10b5-1 Sales Plan entered into as of May 8, 2006 between David L. Pugh and Merrill Lynch, Pierce, Fenner & Smith Incorporated.